UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report:                                      May 19 2006
 (Date of earliest event reported)                           (May 15, 2006)


                             Multimedia Games, Inc.
             (Exact name of Registrant as Specified in its Charter)

                                    001-14551
                            (Commission File Number)


                   Texas                                      74-2611034
       (State or other jurisdiction                         (IRS Employer
             of incorporation)                           Identification No.)

  206 Wild Basin Rd., Bldg. B, Suite 400,                       78746
               Austin, Texas                                  (Zip Code)
 (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (512) 334-7500

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act 17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 15, 2006, Craig Nouis resigned as Vice President and Chief Financial Officer of Multimedia Games, Inc. ("Multimedia") to pursue other business opportunities.

Randy Cieslewicz, Multimedia's Vice President of Tax, Budget and Corporate Compliance, has been appointed interim Chief Financial Officer, effective May 16, 2006. Mr. Cieslewicz, age 35, joined Multimedia in March 2002 as Vice President of Tax and Budget. He was appointed Vice President of Tax, Budget, and Corporate Compliance in July 2005. Mr. Cieslewicz worked in public accounting from 1994 through 2002, last serving as a Tax Manager for BDO Seidman, LLP. Mr. Cieslewicz received his Bachelor of Business Administration in Accounting from Sam Houston State University.

A copy of a news release Multimedia issued on May 18, 2006 announcing Mr. Nouis' resignation and the appointment of Mr. Cieslewicz as interim Chief Financial Officer is attached hereto as Exhibit 99.

Item 9.01      Financial Statements and Exhibits
(c)            Exhibits

Exhibit No.           Description
-----------           -----------
99                    News Release dated May 18, 2006

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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MULTIMEDIA GAMES, INC.


Dated:  May 19, 2006             By:      /s/  Clifton E. Lind
                                          --------------------------------------
                                          Clifton E. Lind
                                          Chief Executive Officer
                                         (Principal Executive Officer)

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


                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

99 Press Release, dated May 18, 2006, announcing Mr. Nouis' resignation and the appointment of Mr. Cieslewicz as interim Chief Financial Officer.

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